Net loss per share and dividends per share (Tables)	12 Months Ended
Dec. 31, 2019
Net loss per share and dividends per share
Schedule of Basic and diluted loss per share

Basic and diluted net loss per share is calculated by dividing the net loss available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net earnings / (loss) available to common shareholders and the weighted average number of common shares used for calculating basic earnings / (loss) per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the years ended December 31
Numerator:	2019	2018	2017
Net loss	(22,861,257)	(42,939,001)	(12,490,335)
Denominator:
Weighted average number of shares outstanding	33,097,831	32,837,866	33,441,879
Net loss per share, basic and diluted	(0.69)	(1.31)	(0.37)